SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):	April 5, 2002

SEITEL, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)
0-14488		76-0025431
(Commission File Number)		(IRS Employer Identification No.)

50 Briar Hollow Lane
7th Floor, West Bldg.
Houston, Texas		77027
(Address of Principal Executive Offices)		(Zip Code)

(713) 881-8900
(Registrant's Telephone Number, Including Area Code)

Item 5.	Other Events.

          A shareholder's derivative action was filed on April 5, 2002 in the Chancery Court of the State of Delaware in New Castle County. The pending complaint names as defendants the current directors and a former director of the Company. The complaint, attached hereto as Exhibit 99.1, is incorporated herein.

Item 7.	Exhibits.

          The following documents are filed as an Exhibit to this report:

99.1	Civil Action Complaint.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
Date:	April 24, 2002	SEITEL, INC.

		By:	/s/ Paul A. Frame

Chairman of the Board of Directors
and President

EXHIBIT INDEX

Exhibit		Page
99.1	Civil Action Complaint.	4